Exhibit 10.9

AMENDMENT TO THE SPONSOR LOCK-IN AGREEMENT

This Amendment to the Sponsor Lock-In Agreement (“Amendment Agreement”) is executed on the 5th day of September, 2016;

BY AND BETWEEN:

1.	INTERNATIONAL FINANCE CORPORATION, an international organization established by the Articles of Agreement among its member countries including the Republic of Mauritius (“IFC”) of the First Part;

AND

2.	HELION VENTURE PARTNERS II, LLC, a company established under the laws of Mauritius, having its principal office at International Management (Mauritius) Ltd, Les Cascades Building, Edith Cavell Street, Port Louis, Mauritius (hereinafter referred to as “Helion” which expression shall mean and include the said company, its executors, assigns and successors- in-interest), of the Second Part;

AND

3.	FC VI INDIA VENTURE (MAURITIUS) LTD., a company established under the laws of Mauritius, having its principal office at International Financial Services Limited, IFS Court, 28 Cybercity, Ebene, Mauritius (hereinafter referred to as “FC” which expression shall mean and include the said company, its executors, assigns and successors- in-interest), of the Fourth Part;

AND

4.	IFC GIF INVESTMENT COMPANY I, an investment fund managed by IFC Asset Management Company, organized and existing under the laws of Mauritius, and having its principal office at Cim Fund Services Ltd, 33 Edith Cavell Street Port Louis, Mauritius (“GIF”), of the Fifth Part;

AND

5.	IW GREEN INC., a company incorporated under the laws of the United States and having its registered office at 341, Raven Circile, Wyoming, Zip Code 19934, Kent, United States of America (hereinafter referred to as the “IW Green”, which expression shall mean and include the said company, its executors, assigns and successors- in-interest), of the Sixth Part;

AND

6.	MR. INDERPREET SINGH WADHWA, son of Mr. Harkanwal Singh Wadhwa residing at J-57, Third Floor, Saket, New Delhi 110 017 (hereinafter referred to as the “IW”, which expression shall mean and include their successors, legal heirs and permitted assigns), of the Seventh Part.

(IFC, Helion, FC and GIF are collectively referred to as the “Investors”. The Investors, IW Green and IW are collectively referred to as the “Parties” and individually as a “Party”.)

WHEREAS:

(A)

The Parties along with Helion Venture Partners India II, LLC (“Helion Partners”) entered into a Sponsor Lock-in Agreement on July 22, 2015 as amended by an amendment agreements dated July 23, 2015 and April 16, 2016 (collectively referred to as “Sponsor Lock-In Agreement”)

vide which the Parties intended to have certain Equity Shares that are held by IW Green in Azure Power Global Limited (“Azure Mauritius”) to be locked-in and thereafter sold based on the sale/transfer of the equity shares held by the Sponsors in Azure Power India Private Limited (“Azure India”). The Sponsor Lock-In Agreement also sets out the manner of distribution for the proceeds received from the sale of Equity Shares of Azure Mauritius that is equal to the amounts received by the Sponsors from the sale of the equity shares held by them in Azure India (net of tax and expenses). Helion Partners has transferred its entire shareholding in the Company to Helion on 13th June 2016.

(B)	The Parties had contemplated that the Sponsor Lock-In Agreement would terminate on July 31, 2016 based on the understanding that the QIPO of Azure Mauritius was proposed to take place on or before July 31, 2016.

(C)	The Parties had also, along with certain other parties, executed a Shareholders’ Agreement on 22nd July 2015 as amended by amendment agreements dated February 8, 2016 and amendment agreement dated March 30, 2016 (collectively referred to as the “APGL SHA”).

(D)	On or around the date of this Amendment Agreement, by way of further amendment to the APGL SHA, the parties thereunder have agreed to extend the date by which the QIPO of Azure Mauritius is to take place to December 31, 2016.

(E)	Pursuant to the above, the Parties are now desirous of clarifying certain terms of the Sponsor Lock-In Agreement and recording certain amendments and clarifications to the Sponsor Lock-In Agreement to reflect the agreed understanding between the Parties.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1.	Definitions

Unless otherwise defined in this Amendment Agreement, all capitalised terms used but not defined herein shall have the meanings assigned to them in the Sponsor Lock-In Agreement.

1.2.	Interpretation

Section 1.2 of the Sponsor Lock-In Agreement shall apply mutatis mutandis to this Amendment Agreement.

2.	RE-STATEMENT

This Amendment Agreement records the agreed understanding between the Parties, and the amendments and clarifications made by this Amendment Agreement to the Sponsor Lock-In Agreement are effective on and from the date of execution of this Amendment Agreement. The amendments and clarifications made by this Amendment Agreement form an integral part of the Sponsor Lock-In Agreement, and the Sponsor Lock-In Agreement shall be read and understood as amended by this Amendment Agreement.

It is clarified that any reference to the term “Helion” in the Sponsor Lock-In Agreement shall be to Helion Venture Partners II, LLC.

3.	CONTINUING OBLIGATIONS

All the provisions of the Sponsor Lock-In Agreement shall, save as amended by this Amendment Agreement, continue to be in full force and effect.

4.	AMENDMENTS TO THE SPONSOR LOCK-IN AGREEMENT

4.1.	Reference to the date of 31st July 2016 under sub-clause (d) of Clause 7.2 of the Sponsor Lock-In Agreement shall be amended and be read as 31st December 2016.

5.	REPRESENTATION AND WARRANTIES

Each of the Parties hereby severally represents and warrants that:

(a)	It has the power and authority to execute and deliver this Agreement and is not prohibited from entering into this Agreement;

(b)	This Agreement has been duly authorized by it, and upon such execution and delivery, will be a legal, valid and binding obligation enforceable in accordance with its terms; and

(c)	The execution and delivery of this Agreement by it and the promises, agreements or undertakings of it under this Agreement does not violate any Applicable Laws or violate or contravene the provisions of or constitute a default under any documents, contracts, agreements or any other instruments which it has executed or which are applicable to it.

6.	MISCELLANEOUS

The provisions of Clause 8 (Governing Law and Dispute Resolution) and Clause 9 (Miscellaneous) of the Sponsor Lock-In Agreement shall apply mutatis mutandis to this Amendment Agreement, as if set out in this Amendment Agreement in full (except that any reference to “this Agreement” shall be construed as a reference to the “Amendment Agreement”).

(Signature pages follow)

IN WITNESS WHEREOF, the Parties have entered into this Amendment Agreement the day and year first above written.

SIGNED AND DELIVERED BY “HELION VENTURE PARTNERS II, LLC” BY THE HAND OF (the Authorised Signatory)

IN WITNESS WHEREOF, the below mentioned Party has entered into this Amendment Agreement the day and year first above written.

SIGNED AND DELIVERED BY “FC VI INDIA VENTURE (MAURITIUS) LTD.” BY THE HAND OF (the Authorised Signatory)

Signature Page to Amendment to Sponsor Lock in Agreement

IN WITNESS WHEREOF, the below mentioned Party has entered into this Amendment Agreement the day and year first above written.

SIGNED AND DELIVERED BY “INTERNATIONAL FINANCE CORPORATION” BY THE HAND OF
(the Authorised Signatory)

IN WITNESS WHEREOF, the below mentioned Party has entered into this Amendment Agreement on the day and year first above written.

SIGNED AND DELIVERED BY “IFC GIF INVESTMENT COMPANY I” BY THE HAND OF
(the Authorised Signatory)

IN WITNESS WHEREOF, the below mentioned Parties have entered into this Amendment Agreement on the day and year first above written.

SIGNED AND DELIVERED BY “MR. INDERPREET SINGH WADHWA”

SIGNED AND DELIVERED BY “IW GREEN LLC” BY THE HAND OF (the Authorised Signatory)

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